UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 2, 2009

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0001378948
(Central Index Key Classification)

545 Eighth Avenue, Suite 401
New York, NY 10018
(Address of principal executive offices, including zip code)

212-560-5195
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Trilliant Exploration Corporation (the “Registrant”, also the “Company”) has been notified that on October 2, 2009, an extrajudicial complaint was executed regarding foreclosure of the mortgage on the property comprising Registrant’s Ecuadorian operations, including the Muluncay gold mine.  The letter, which was served on Minera Del Pacifico Noroeste, S.A. (“Pacifico”) on October 8, 2009, and is attached to this Current Report on Form 8-K as Exhibit 10.1, states that if the over due installments due March 10, 2009, June 10, 2009 and September 11, 2009 were not remitted within 72 hours, the necessary documents to reverse the sale should be executed.

The Company is currently trying to raise the funds needed to pay the overdue payments to prevent foreclosure of its Ecuador operations.

Item 9.01	Financial Statements and Exhibits

EX-10.1	Extrajudicial Complaint

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2009	Trilliant Exploration Corporation

/s/ William R. Lieberman /s/
William R. Lieberman, President